(Rule 14c-101)
                  INFORMATION REQUIRED IN INFORMATION STATEMENT
                            SCHEDULE 14C INFORMATION
             Information Statement Pursuant to Section 14(c) of the
                         Securities Exchange Act of 1934


 Check the appropriate box:

 [ ] Preliminary information statement   [ ]  Confidential, for use of the
                                              Commission only (as permitted by
 [X] Definitive information statement         Rule 14c-5(d)(2))





                               12 to 20 Plus, Inc.
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


Payment of Filing Fee (Check the appropriate box):

     [X]  No fee required.

     | |  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

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          ____________________________________________________________________
     (2)    Aggregate number of securities to which transactions applies:

                  N/A
          ____________________________________________________________________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

                  N/A
          ____________________________________________________________________

     (4)  Proposed maximum aggregate value of transaction:

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          ____________________________________________________________________

     (5)    Total fee paid:

                  N/A
          ____________________________________________________________________

     [ ]  Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:

          ____________________________________________________________________

     (2)  Form, Schedule or Registration Statement No.:

          ____________________________________________________________________

     (3)  Filing Party:

          ____________________________________________________________________

     (4)  Date Filed:

          ____________________________________________________________________

                               12 TO 20 PLUS, INC.
                            3450 Broad St. Suite 103
                            San Luis Obispo, CA 93401
                                 (805) 543 9185

To the Holders of Common Stock of
12 to 20 Plus, Inc., Inc.

     12 to 20 Plus, Inc., a Nevada corporation ("Company"), has obtained written consent from the majority of the stockholders as of December 10, 2004, approving
(i) Articles and Plan of Merger attached hereto as Exhibit "A" whereby Secured Financial Network, Inc., a Nevada corporation shall merge into the Company in accordance with Articles and Plan of Merger (the "Merger"), and (ii) an amendment to the Company's Articles of Incorporation changing the name of the Company to "Secured Financial Network, Inc." (the "Name Change"). Details of the merger and Name Change and other important information are set forth in the accompanying information Statement. The Board of Directors of the Company unanimously approved the Merger and Name Change on December 10, 2004. Under
Section 78.320 of the corporate law of the State of Nevada, action by stockholders may be taken without a meeting, without prior notice, by written consent of the holders of outstanding stock having at least a majority of the voting power that would be necessary to authorize the action at a meeting. No other vote or stockholder action is required. You are hereby being provided with notice of the approval of the Merger and Name Change by less than unanimous written consent of the stockholders of the Company.

     WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.



By Order of the Board of Directors



/s/Carol Slavin
President

San Luis Obispo, California
December 13, 2004

                            12 TO 20 PLUS, INC., INC.

                   -------------------------------------------

                              INFORMATION STATEMENT

                   -------------------------------------------

                CONCERNING CORPORATE ACTION AUTHORIZED BY WRITTEN
                    CONSENT OF STOCKHOLDERS OWNING A MAJORITY
               OF SHARES OF CAPITAL STOCK ENTITLED TO VOTE THEREON

                   -------------------------------------------

                      WE ARE NOT ASKING YOU FOR A PROXY AND
                    YOU ARE REQUESTED NOT TO SEND US A PROXY

                   -------------------------------------------

     This Information Statement is being furnished to the stockholders of 12 to 20 Plus, Inc., a Nevada corporation ("Company"), to advise them of the corporate action described herein, which has been authorized by stockholder written consent owning a majority of the outstanding voting securities of the Company entitled to vote thereon. This action is being taken in accordance with the requirements of the corporate law of the State of Nevada ("NGCL").

     The Company's Board of Directors ("Board") has determined that the close of business on December 10, 2004, was the record date ("Record Date") for the determination of stockholders entitled to notice about the proposals authorizing the Merger and Name Change by the Company.

     On December 10, 2004, the Board approved the Merger and Name Change and authorized the Company's officers to obtain written consents from the holders of a majority of the outstanding voting securities of the Company to approve the Merger and Name Change. Under Section 78.320 of the NGCL, any action required or permitted by the NGCL to be taken at an annual or special meeting of stockholders of a Nevada corporation may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding stock having at least a majority of the voting power that would be necessary to authorize or take such action at a meeting. Prompt notice of the approval of the Merger and Name Change must be given to those stockholders who have not consented in writing to the action and who, if the action had been taken at a meeting, would otherwise have been entitled to notice of the meeting.

     On December 10, 2004, stockholders who are the owners of record of at least a majority of the Company's outstanding voting securities executed and delivered to the Company a written consent authorizing and approving the Merger and Name Change. Accordingly, no vote or further action of the stockholders of the Company is required to approve the Merger and Name Change. You are hereby being provided with notice of the approval of the Merger and Name Change by less than unanimous written consent of the stockholders of the Company.

     The executive offices of the Company are located at 3450 Broad St. Suite 103 San Luis Obispo, CA 93401, and its telephone number is (805) 543-9185.

     This Information Statement is first being mailed to stockholders on or about December 15, 2004 and is being furnished for informational purposes only.

                                VOTING SECURITIES

     The Company only has common stock issued and outstanding. As of the Record Date, there were 1,012,765 shares of common stock issued and outstanding. Each share of common stock is entitled to one vote on all matters submitted to the holders of common stock for their approval. The consent of the holders of a majority of all of the Company's outstanding common stock was necessary to authorize the Merger and Name Change.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table and accompanying footnotes set forth certain information as of the Record Date with respect to the stock ownership of (i) those persons known to the Company to beneficially own more than 5% of the Company's common stock, (ii) each director of the Company, (iii) each executive officer of the Company and (iv) all directors and executive officers of the Company as a group.

Name of                                 Number of     Percentage of
 Beneficial Owner (*)                  Shares Owned   Shares  Owned
Carol Slavin                              297,708         29.40%
Linda Hannon                                9,475           .94%
Elizabeth Jaeger                            9,475           .94%
Total Directors,Officers and 5%           316,658         31.28%
Shareholders

     * Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock issuable upon the exercise of options or warrants currently exercisable or convertible within 60 days, are deemed outstanding for computing the percentage ownership of the person holding such options or warrants but are not deemed outstanding for computing the percentage ownership of any other person.

     As of the Record Date, there were no outstanding options or warrants to purchase shares of our stock.

                        DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth information concerning the current director and executive officer of the Company and his age and position. Directors of the Company hold office until the next annual stockholders' meeting and thereafter until the individual's successor is elected and qualified. Officers serve at the pleasure of the board of directors.


Name                Age    Position                        Date of Appointment
------------------- ---- ------------------------------- ----------------------
Carol Slavin         61   Director/President                  April 12, 2002
Linda                61   Director/Secretary/Treasurer        April 12, 2002
Hannon
Elizabeth Jaeger     31   Director                            April 12, 2002

Carol Slavin, 61 , Director/President, has 26 years experience encompassing every phase of consumer product development from labeling requirements to source components and suppliers. In addition, Ms. Slavin has been involved in all aspects of the nutritional supplement products business for over 10 years. A former fashion editor, she also has an extensive public relations, promotion and media writing background. Special assignments she created on a freelance basis include initiating a liason with the White House to obtain then First Lady Betty

Ford as honored guest for a City of Hope Medical Center fund raiser and successful execution of extensive broadcast and print coverage for the National Father's Day Council and the International Fashion Group programs, Los Angeles chapter. Ms. Slavin has completed courses in Journalism and English at Cerritos College, and was previously employed by Neurochemical Research Corporation for the past 5 years.

Linda Hannon, 61, Director/Secretary/Treasurer, has served for the past 5 years as a Customer Service Supervisor for AutoDoc Software, a producer of Palm Pilot software for physicians. Previously, she worked in customer service for LabCo Pharmaceuticals' hospital, clinical market segment and industrial accounting in the nutritional supplement and energy industries, as well as with Eagle Energy, a petroleum business. Ms Hannon has studied business and accounting at Cuesta College.

Elizabeth Jaeger, 31, Director, is Vice President and Marketing Director for Cannon Associates, a civil engineering and planning firm whose major client is UNOCAL and has served in that capacity for the past 5 years. She is a graduate of the University of Washington with a B.A. degree in communications.

Director Compensation

     Persons  who  are  directors  and  employees   will  not  be   additionally
compensated for their services as a director. There is no plan in place for compensation of persons who are directors who are not employees, but it is expected that in the future we will create a remuneration and reimbursement plan.

Compliance with Section 16(a) of the Exchange Act

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers and persons who own more then 10% of the common stock of the Company to file with the SEC reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Based on its review of the reports that it has received, the Company believes that the reports due have been timely filed.

Executive Compensation

     We currently do not pay any cash compensation or other benefits to our executive officers. Cash compensation amounts will be determined in the future based on the services to be rendered and time devoted to our business and the availability of funds. Other elements of compensation, if any, will be determined at that time or at other times in the future.

     Until we have sufficient capital or revenues, officers will not be provided cash remuneration. At such time as we are able to provide a regular salary, it is our intention that our officers will become employed pursuant to executive employment agreements, at an annual salary to be determined based on their then levels of time devoted to the Company and the scope of their responsibilities. Until we enter into an employment agreement, we may use shares of common stock to compensate our officers and directors. In addition, we may use common stock to compensate others for services to the Company.

                                     MERGER

     On December 10, 2004, the Board of Directors adopted a resolution and obtained stockholder approval of the Merger. The Merger will result in the issuance of an additional 15,750,000 shares of the common stock of the Company to the shareholders of Secured Financial Network, Inc. Stockholders will not be required to exchange outstanding stock certificates for new certificates.

                                   NAME CHANGE

     On December 10, 2004, the Board of Directors adopted a resolution and obtained stockholder approval of and amendment to the Company's Articles of Incorporation changing the Company's name to "Secured Financial Network, Inc."

                              AVAILABLE INFORMATION

     Please read all sections of this Information Statement carefully. The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended ("Exchange Act") and in accordance therewith, files reports, proxy statements and other information with the Securities and Exchange Commission ("SEC"). These reports, proxy statements and other information filed by the Company with the SEC may be inspected without charge at the public reference section of the SEC at Judiciary Plaza, 450 Fifth Street, N.W., Washington, DC 20549. Copies of this material also may be obtained from the SEC at prescribed rates. The SEC also maintains a website that contains reports, proxy and information statements and other information regarding public companies that file reports with the SEC. Copies of these materials may be obtained from the SEC's website at http://www.sec.gov.

                    INCORPORATION OF INFORMATION BY REFERENCE

The following documents, which are on file with the Commission (Exchange Act File No.333-91356) are incorporated in this Information Statement by reference and made a part hereof:

     (i)  Annual  Report on Form 10-KSB for the fiscal year ended  December  31,
          2003;

     (ii) Quarterly Reports on Form 10-QSB for the quarters ended March 31, 2004 June 30, 2004, and September 30, 2004;

     All documents filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Information Statement and prior to the Effective Date shall be deemed to be incorporated by reference in this Information Statement and shall be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated by reference in this Information Statement and filed with the Commission prior to the date of this Information Statement shall be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained herein, or in any other subsequently filed document which is deemed to be incorporated by reference herein, modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Information Statement.

     The Company will provide without charge to each person to whom this Information Statement is delivered, upon written or oral request of such person, a copy of any or all of the foregoing documents incorporated herein by reference (other than exhibits to such documents, unless such exhibits are specifically incorporated by reference into such documents). Written or telephone requests should be directed to the Company at 3450 Broad St. Suite 103 San Luis Obispo, CA 93401. The Company's telephone number is (805) 543-9185.

12 TO 20 PLUS, INC.

/s/Carol Slavin
----------------------
Carol Slavin President


San Luis Obispo, California
December 13, 2004

                                    EXHIBIT A

                           Articles and Plan of Merger

                               ARTICLES OF MERGER

                                       Of

                         SECURED FINANCIAL NETWORK, INC.
                              A Nevada corporation

                                      Into

                               12 TO 20 PLUS, INC.
                              A Nevada corporation


Pursuant to N.R.S. 92A.190, the undersigned corporations, by and through the undersigned officers, hereby set forth the following Articles of Merger:

     1. Filed simultaneously with these Articles of Merger is the Plan of Merger (set forth on Exhibit A attached hereto and incorporated herein by this reference), which has been adopted by 12 TO 20 PLUS, INC. (the Surviving Corporation) and SECURED FINANCIAL NETWORK, INC. (the Disappearing Corporation).

     2. Effective upon the consummation of this merger the Surviving Corporation will change its name to that of the Disappearing Corporation and henceforth 12 TO 20 PLUS, INC. will become known as "SECURED FINANCIAL NETWORK, INC."

     3.   The  address  of  the  known  place  of  business  of  the   Surviving
          Corporation  is 7951 SW 6th  Street,  Suite 210,  Plantation,  Florida
          33024.

     4. The name and address of the statutory agent of the Surviving Corporation is Maralyn Shane, 1317 Pauline Way, Las Vegas, Nevada 89104.

     5. A majority of the issued and outstanding shares of common stock of the Disappearing Corporation held by its shareholders voted in person or by proxy for the Plan of Merger. A majority of the issued and outstanding shares of the Surviving Corporation held by its shareholders voted in person or by proxy for the Plan of Merger. A majority vote of the shareholders of the Surviving Corporation and the Disappearing Corporation is sufficient to approve the merger.

     6. The effective date of the merger shall be the date these Articles and Plan of Merger are filed with the Office of the Secretary of State of Nevada.

IN WITNESS WHEREOF. The undersigned have hereunto set their hands as of this 13th day of December, 2004.

     "Surviving Corporation"

     12 TO 20 PLUS, INC.
     a Nevada corporation


     By: /s/ Carol Slavin
     ---------------------------------
          Carol Slavin
     Its: President


     "Disappearing Corporation"

     SECURED FINANCIAL NETWORK, INC.
     a Nevada corporation


     By: /s/ Jeffrey L.Schultz
     ---------------------------------
            Jeffrey L. Schultz
     Its: President

                                    EXHIBIT A
                                 PLAN OF MERGER

Pursuant to N.R.S. Chapter. 92A, as of December 13, 2004, Secured Financial Network, Inc., a Nevada corporation (the "Disappearing Corporation") and 12 to 20 Plus, Inc., a Nevada Corporation (the "Surviving Corporation") adopted a Plan of Merger as set forth below:

1. On the Effective Date set forth in the Articles of Merger, the Disappearing Corporation shall be merged into the Surviving Corporation and the Disappearing Corporation's separate existence shall cease. The Surviving Corporation shall continue its corporate existence under the laws of the State of Nevada and shall continue to operate under the name of "Secured Financial Network, Inc.", and the Surviving Corporation shall possess all the rights, privileges, immunities and franchises, of a public as well as private nature, of each of the parties to the merger; and all property, real, personal or mixed, and all debts due on whatever account, including subscriptions for shares, and all other choses in action, and all and every other interest of or belongs to or due to each of the parties to the merger shall be taken and deemed to be transferred to and vested in the Surviving Corporation without further act or deed; and the title to any real estate, or any interest therein, vested in either party to the merger shall not revert or be in any way impaired by reason of such merger; and Surviving Corporation shall thenceforth be responsible and liable for all the liabilities and obligations of each party to the merger, and any claim existing or action or proceeding pending by or against either entity may be prosecuted as if such merger had not taken place, or the Surviving Corporation may be substituted in its place, and neither the rights of creditors nor any liens upon the property of either party shall be impaired by the merger.

2. On or before the Effective Date, the Articles of Merger shall be filed with the Nevada Secretary of State, in the form and manner required by the laws of the State of Nevada.

3. After the Effective Date, the parties shall give effect to the merger as though the merger had taken place on the Effective Date, to the extent permitted by law and not inconsistent with the specific terms of the Plan of Merger.

4. The Articles of Incorporation of the Surviving Corporation, as in effect immediately prior to the Effective Date shall be the Articles of Incorporation of the Surviving Corporation, as amended by the Articles of Merger.

5. The Bylaws of the Surviving Corporation, as in effect immediately prior to the Effective Date, shall be the Bylaws of the Surviving Corporation until thereafter amended as provided by law.

6. Upon the Effective Date, the officers and directors of the Surviving Corporation shall resign their positions and the directors and officers of the Disappearing Corporation immediately prior to the Effective Date shall serve as the directors and officers of the Surviving Corporation; to serve until the next annual meeting of the shareholders of the Surviving Corporation.

7. The manner of converting or exchanging the common shares of each of the parties to the merger shall be as follows:

     (a) Each share of the Surviving Corporation common stock issued and outstanding at the Effective Date shall by virtue of the merger, without any action on the part of the holder thereof, remain one share of common stock of the Surviving Corporation.

     (c) Each share of the Disappearing Corporation issued and outstanding at the Effective Date shall by virtue of the merger, without action on the part of the holder thereof, be automatically converted on a one-for-one basis into an aggregate of 15,750,000 shares of common stock of the Surviving Corporation.

8. This Plan of Merger shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

9. This Plan of Merger shall be construed and interpreted in accordance with the laws of the State of Nevada.

     IN WITNESS WHEREOF, this Plan of Merger has been executed this 13th day of December by the duly authorized officers pursuant to the authority of the shareholders of the Surviving Corporation and the Disappearing Corporation.


                                      "SURVIVING CORPORATION"

                                      12 TO 20 PLUS, INC.,
                                      a Nevada corporation


                                      By: /s/ Carol Slavin
                                      -------------------------------------
                                              Carol Slavin

                                      Its: President


                                      "DISAPPEARING CORPORATION"

                                      SECURED FINANCIAL NETWORK, INC.,
                                      a Nevada corporation


                                      :By: /s/ Jeffrey L. Schultz
                                      -------------------------------------
                                               Jeffrey L. Schultz
                                      Its: President